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                                                                      EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

The following is a list of subsidiaries of the Company as of the date hereof, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.


                                                                Where
        Name                                                    Incorporated
        ----                                                    ------------

 (a)  Subsidiaries of Pfizer Inc.:

      Radiologic Sciences, Inc..............................    California
      Shiley Incorporated...................................    California
      Vesta Medical, Inc....................................    California
      Valleylab Inc.........................................    Colorado
      Pfizer Products Inc...................................    Connecticut
      Anaderm Research Corp.................................    Delaware
      Disease Management Sciences Inc.......................    Delaware
      Health Care Ventures, Inc.............................    Delaware
      Howmedica Inc.........................................    Delaware
      Pfizer Enterprises Inc................................    Delaware
      Pfizer Health Solutions Inc...........................    Delaware
      Pfizer International Properties, LLC..................    Delaware
      Pfizer Medical Systems, Inc. .........................    Delaware
      Pfizer Pharmaceuticals, Inc...........................    Delaware
      Pfizer Pigments, Inc..................................    Delaware
      Site Realty, Inc......................................    Delaware
      Corvita Corporation...................................    Florida
      Strato/Infusaid Inc...................................    Massachusetts
      American Medical Systems, Inc.........................    Minnesota
      Schneider (USA) Inc...................................    Minnesota
      Adforce Inc...........................................    New York
      Quigley Company Inc...................................    New York
      Pfizer International Inc..............................    New York
      Howmedica G.m.b.H.....................................    Austria
      Cadsand Medica N.V....................................    Belgium
      Laboratorios Pfizer Ltd...............................    Brazil
      Orsim, S.A............................................    France
      Van Cadsand Beheer B.V................................    Netherlands
      Pfizer Trading Corp...................................    Taiwan

 (b)  Subsidiaries of Howmedica Inc.
      (a Subsidiary of Pfizer Inc.):

      Howmedica Leibinger Inc...............................     Delaware
      Howmedica Investments Pty. Ltd........................     Australia
      S.D. Investments Pty. Ltd.............................     Australia
      Howmedica G.m.b.H.....................................     Germany
      Howmedica International, Inc..........................     Panama
      Jaquet Orthopedie S.A.................................     Switzerland


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 (c)   Subsidiary of Schneider (USA) Inc
       (a subsidiary of Pfizer Inc.):
       SCHNEIDER/NAMIC.....................................     Delaware

 (c-1) Subsidiaries of SCHNEIDER/NAMIC
       NAMIC CARIBE, Inc...................................     Delaware
       NAMIC Eireann Limited...............................     Ireland
       NAMIC Eireann B.V...................................     Netherlands
       NAMIC Worldwide B.V.................................     Netherlands
       NAMIC International, Inc............................     Virgin Islands

 (d)   Subsidiaries of Pfizer International Inc.
       (a Subsidiary of Pfizer Inc.):

       Pfizer Overseas Inc..................................    Delaware
       Pfizer H.C.P. Corporation............................    New York
       Pfizer Corporation Austria G.M.B.H...................    Austria
       Pfizer S.A...........................................    Belgium
       The Kodiak Company Ltd...............................    Bermuda
       Pfizer Canada Inc....................................    Canada
       Roerig S.A...........................................    Chile
       Pfizer Pharmaceutical Trading Limited
       Liability Company....................................    Hungary
       Pfizer (Ireland) Limited.............................    Ireland
       Pfizer Chemical Corp. Ltd............................    Isle Of Man
       Pfizer Pharmaceutics Israel Ltd......................    Israel
       Compania Distribuidora Del Centro, S.A. de C.V.......    Mexico
       Pfizer Holding Mexico, S. de R.L. de C.V.............    Mexico
       Pfizer, S.A. de C.V..................................    Mexico
       Laboratories Pfizer S.A..............................    Morocco
       Pfizer Specialties Limited...........................    Nigeria
       Pfizer Pharmaceuticals Production Corporation........    Panama
       Pfizer Polska Sp.z.o.o...............................    Poland
       A/O Pfizer...........................................    Russia
       Pfizer Healthcare Ltd................................    South Korea
       BINESA- Bioquimica Industrial Espanola, S.A..........    Spain
       Pfizer, S.A..........................................    Spain
       Pfizer Group Limited.................................    United Kingdom

 (e)   Subsidiaries of Pfizer Pharmaceuticals Production
       Corporation (a subsidiary of Pfizer International
       Inc.):

       Pfizer European Service Center N.V...................    Belgium
       Pfizer Research and Development
       Company N.V./S.A.....................................    Belgium
       Pfizer International Bank Europe.....................    Ireland
       Pfizer Pension Trustees (Ireland) Limited............    Ireland
       Pfizer Service Company Ireland.......................    Ireland
       Pfizer Ringaskiddy Production Company................    Isle Of Man
       Roerig Farmaceutici Italiana S.p.A...................    Italy
       Pfizer Corporation...................................    Panama



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 (f)  Subsidiaries of Pfizer Corporation (a subsidiary of
      Pfizer Pharmaceuticals Production Corporation):

      Pficonprod Pty. Limited.. . . . . . . . . . . . . .      Australia
      Pfizer Agricare Pty. Ltd. . . . . . . . . . . . . .      Australia
      Pfizer Pty. Ltd.. . . . . . . . . . . . . . . . . .      Australia
      Pfizer S.A. . . . . . . . . . . . . . . . . . . . .      Colombia
      Pfizer S.A. . . . . . . . . . . . . . . . . . . . .      Costa Rica
      Pfizer C.A. . . . . . . . . . . . . . . . . . . . .      Ecuador
      Pfizer Egypt S.A.E. . . . . . . . . . . . . . . . .      Egypt
      Pfizer Limited. . . . . . . . . . . . . . . . . . .      Ghana
      Pfizer Hellas, A.E. . . . . . . . . . . . . . . . .      Greece
      Pfizer Limited. . . . . . . . . . . . . . . . . . .      India
      Pt. Pfizer Indonesia. . . . . . . . . . . . . . . .      Indonesia
      Pfizer Laboratories Limited.. . . . . . . . . . . .      Kenya
      Pfizer (Malaysia) Sendirian Berhad. . . . . . . . .      Malaysia
      Pfizer (Namibia) (Proprietary) Limited. . . . . . .      Namibia
      Pfizer Laboratories Limited.. . . . . . . . . . . .      New Zealand
      Pfizer Products PLC . . . . . . . . . . . . . . . .      Nigeria
      Pfizer A/S. . . . . . . . . . . . . . . . . . . . .      Norway
      Pfizer Laboratories Limited . . . . . . . . . . . .      Pakistan
      Harmag, Inc.. . . . . . . . . . . . . . . . . . . .      Panama
      Pfizer International Corporation. . . . . . . . . .      Panama
      Pfizer S.A. . . . . . . . . . . . . . . . . . . . .      Peru
      Pfizer, Inc.. . . . . . . . . . . . . . . . . . . .      Philippines
      Pfizer Private Limited. . . . . . . . . . . . . . .      Singapore
      Pfizer Laboratories (Proprietary) Limited . . . . .      South Africa
      SmithKline Animal Health (Proprietary) Limited. . .      South Africa
      Pfizer Korea Limited. . . . . . . . . . . . . . . .      South Korea
      Pfizer Limited. . . . . . . . . . . . . . . . . . .      South Korea
      Pfizer A.B. . . . . . . . . . . . . . . . . . . . .      Sweden
      Roerig A.B. . . . . . . . . . . . . . . . . . . . .      Sweden
      Pfizer Ltd. . . . . . . . . . . . . . . . . . . . .      Taiwan
      Pfizer Limited. . . . . . . . . . . . . . . . . . .      Tanzania
      Pfizer Limited. . . . . . . . . . . . . . . . . . .      Thailand
      Pfizer Ilaclari A.S.. . . . . . . . . . . . . . . .      Turkey
      Pfizer Limited. . . . . . . . . . . . . . . . . . .      Uganda
      Laboratorios Pfizer De Venezuela, S.A.. . . . . . .      Venezuela

 (g)  Subsidiaries of Pfizer Research And Development
      Company N.V./S.A. (a subsidiary of Pfizer
      Pharmaceuticals Production Corporation):

      Pfizer A/S. . . . . . . . . . . . . . . . . . . . .      Denmark
      Pfizer Oy.. . . . . . . . . . . . . . . . . . . . .      Finland
      Pfizer S.A. . . . . . . . . . . . . . . . . . . . .      France
      Pfizer Holding Und Verwaltungs G.m.b.H. . . . . . .      Germany
      Pfizer Holdings Ireland . . . . . . . . . . . . . .      Ireland
      Pfizer Italiana S.P.A.. . . . . . . . . . . . . . .      Italy
      Pfizer Servicios de Mexico, S.A. de C.V.. . . . . .      Mexico
      Pfizer B.V. . . . . . . . . . . . . . . . . . . . .      Netherlands
      Pfizer S.G.P.S. Lda.. . . . . . . . . . . . . . . .      Portugal
      Howmedica Iberica, S.A. . . . . . . . . . . . . . .      Spain
      Rovifarma, S.A. . . . . . . . . . . . . . . . . . .      Spain
      Pfizer A.G. . . . . . . . . . . . . . . . . . . . .      Switzerland
      Schneider (Europe) A.G. . . . . . . . . . . . . . .      Switzerland



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 (h)  Miscellaneous Subsidiaries:

      Shiley International. . . . . . . . . . . . . . . .      California
      Community Care Health Solutions Inc.. . . . . . . .      Delaware
      Pfizer Pharm Algerie SPA. . . . . . . . . . . . . .      Algeria
      Pfizer S.A.C.I. . . . . . . . . . . . . . . . . . .      Argentina
      Valleylab Australia Pty. Ltd. . . . . . . . . . . .      Australia
      Pfizer Med-Inform Beratungs G.m.b.H . . . . . . . .      Austria
      Corvita Europe S.A. . . . . . . . . . . . . . . . .      Belgium
      Pfizer Animal Health S.A. . . . . . . . . . . . . .      Belgium
      Pfizer Hospital Products (Belgium) N.V. . . . . . .      Belgium
      Cardiovascular Innovations Canada, Inc. . . . . . .      Canada
      Corvita Canada, Inc.. . . . . . . . . . . . . . . .      Canada
      Kirchimie Ltee. . . . . . . . . . . . . . . . . . .      Canada
      Pqi Inc.. . . . . . . . . . . . . . . . . . . . . .      Canada
      Pfizer Zona Franca S.A. . . . . . . . . . . . . . .      Costa Rica
      Pfizer S.R.O. . . . . . . . . . . . . . . . . . . .      Czech Republic
      Benoist Girard & Cie S.C.A. . . . . . . . . . . . .      France
      Howmedica France S.C.A. . . . . . . . . . . . . . .      France
      Laboratoire Beral, S.A. . . . . . . . . . . . . . .      France
      Laboratoires Corvita S.A.R.L. . . . . . . . . . . .      France
      Leibinger S.A.R.L.. . . . . . . . . . . . . . . . .      France
      Heinrich Mack Nachf.. . . . . . . . . . . . . . . .      Germany
      Hilekes G.m.b.H . . . . . . . . . . . . . . . . . .      Germany
      Howmedica Leibinger G.m.b.H . . . . . . . . . . . .      Germany
      Pfizer G.m.b.H. . . . . . . . . . . . . . . . . . .      Germany
      Taylor Kosmetik G.m.b.H . . . . . . . . . . . . . .      Germany
      Pfizer LLC. . . . . . . . . . . . . . . . . . . . .      Hungary
      Duchem Laboratories Limited . . . . . . . . . . . .      India
      Leema Chemicals & Cosmetics Pvt. Ltd. . . . . . . .      India
      Biofin S.P.A. . . . . . . . . . . . . . . . . . . .      Italy
      Bioindustria Farmaceutici S.P.A.. . . . . . . . . .      Italy
      Blue Cross S.R.L. . . . . . . . . . . . . . . . . .      Italy
      Farkemo S.R.L.. . . . . . . . . . . . . . . . . . .      Italy
      Irkafarm S.R.L. . . . . . . . . . . . . . . . . . .      Italy
      Restiva S.R.L.. . . . . . . . . . . . . . . . . . .      Italy
      Sudfarma S.R.L. . . . . . . . . . . . . . . . . . .      Italy
      Pfizer Pharmaceuticals Inc. . . . . . . . . . . . .      Japan
      Pfizer Shoji Co., Ltd.. . . . . . . . . . . . . . .      Japan
      Schneider Japan K.K.. . . . . . . . . . . . . . . .      Japan
      Pfizer S.A. . . . . . . . . . . . . . . . . . . . .      Morocco
      A S Ruffel (Mozambique) Limitada. . . . . . . . . .      Mozambique
      Smithkline Animal Health (Swa) (Pty) Ltd. . . . . .      Namibia
      Cadsand Medica B.V. . . . . . . . . . . . . . . . .      Netherlands
      Pfizer Animal Health B.V. . . . . . . . . . . . . .      Netherlands
      Pfizer Hospital Products (Netherlands) B.V. . . . .      Netherlands
      Roerig B.V. . . . . . . . . . . . . . . . . . . . .      Netherlands
      Pfizer Pharmaceuticals Limited. . . . . . . . . . .      People's Republic
                                                                 Of China
      Farminova, Produtos Farmaceuticos De
      Inovacao, Lda.. . . . . . . . . . . . . . . . . . .      Portugal
      Laboratorios Pfizer Lda.. . . . . . . . . . . . . .      Portugal
      Roerig, Produtos Farmaceuticos, Lda.. . . . . . . .      Portugal
      Smithkline Beecham Animal Health (Singapore)
      Private Limited . . . . . . . . . . . . . . . . . .      Singapore
      Pfizer Hospital Products A.B. . . . . . . . . . . .      Sweden
      Ams Medinvent S.A.. . . . . . . . . . . . . . . . .      Switzerland





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      Nilo Holding S.A.....................................    Switzerland
      Smithkline Beecham Animal Health
      (Taiwan) Limited.....................................    Taiwan
      Biomedical Sensors (Holdings) Limited................    United Kingdom
      Charwell Pharmaceuticals Limited.....................    United Kingdom
      Howmedica International Limited......................    United Kingdom
      Measureaim...........................................    United Kingdom
      Pfizer Hospital Products Pension Trustees Limited....    United Kingdom
      Pfizer Hospital Products, Limited....................    United Kingdom
      Pfizer Limited.......................................    United Kingdom
      Pfizer Pension Trustees Ltd..........................    United Kingdom
      Shiley Ltd...........................................    United Kingdom
      Unicliffe Limited....................................    United Kingdom
      Pfizer Bioquimicos S.A...............................    Venezuela
      Pfizer S.A...........................................    Venezuela
      A S Ruffel (Private) Ltd.............................    Zimbabwe